Definition of Terms in Fund Name	Jul. 06, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks to provide returns that match the price return of the Underlying ETF up to a predetermined upside cap of 20.86% (before applicable sales charges and organization costs) while providing a buffer against the first 10% of Underlying ETF losses (before applicable sales charges and organization costs) during the period from July 6, 2026 to October 6, 2027. Under normal market conditions, the Trust will invest at least 80% of its net assets in investments that provide exposure to large capitalization companies. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in investments that provide exposure to the information technology sector.